Filed Pursuant to Rule 497(e)
Registration No. 333-174323

BROOKFIELD INVESTMENT FUNDS

Brookfield Global Listed Real Estate Fund
Brookfield Global Listed Infrastructure Fund
Brookfield Real Assets Securities Fund
Brookfield U.S. Listed Real Estate Fund

Supplement dated June 22, 2015, to the Trust’s Prospectus for Class A, Class C, and Class Y
(the “Class ACY Prospectus”) and the Trust’s Prospectus for Class I (the “Class I
Prospectus”), each dated April 30, 2015

Effective immediately, with respect to the Brookfield Global Listed Infrastructure Fund and the Brookfield Global Listed Real Estate Fund, the following is inserted in the section titled “Principal Risks” after the fourth paragraph on page 4 and the third paragraph on page 12 of the Class ACY Prospectus and after the third paragraph on page 4 and the third paragraph on page 12 of the Class I Prospectus:

“Adviser Investment Risk.  The Adviser and its affiliates (each, an “Adviser Investor”) may from time to time own a significant amount of the Fund’s shares (an “Adviser Investment”).  An Advisor Investor may make an Adviser Investment to enable the Fund to reach critical mass or because the Adviser Investor has capital to invest and wants exposure to the Fund’s investment strategy or for other reasons.  If an Adviser Investment is substantial relative to the Fund’s overall asset size, a partial or complete redemption of the Adviser Investment, which may occur at any time, including at the time of other inflows or outflows, may have a material adverse effect on the Fund’s expense ratio, portfolio turnover and the overall ability to manage the Fund.  The Adviser Investor reserves the right to redeem its Adviser Investment at any time in accordance with applicable law in its sole and absolute discretion.”

Effective immediately, the following is inserted in the section titled “Principal Risks” after the seventh paragraph on page 6, eighth paragraph on page 14, fourth paragraph on page 24 and seventh paragraph on page 31 of the Class ACY Prospectus and after the sixth paragraph on page 6, tenth paragraph on page 14, fourth paragraph on page 24 and seventh paragraph on page 31 of the Class I Prospectus:

“Return of Capital Risk.  The Fund expects to make quarterly distributions at a level percentage rate regardless of its quarterly performance. All or a portion of such distributions may represent a return of capital. A return of capital is the portion of the distribution representing the return of your investment in the Fund. A return of capital is tax-free to the extent of a shareholder’s basis in the Fund’s shares and reduces the shareholder’s basis to that extent.”

Effective immediately, the following is inserted in the section titled “Additional Information about the Funds’ Investment Objectives, Investment Strategies, and Related Risks - - Investing in the Funds involves the following risks:” after the third paragraph on page 64 of the Class ACY Prospectus and after the fourth paragraph on page 64 of the Class I Prospectus:

“Return of Capital Risk. All Funds - Each Fund expects to make quarterly distributions at a level percentage rate regardless of its quarterly performance. Because distributions may be made from a return of capital and, to the extent that shareholders do not reinvest such distributions in additional Fund shares, a Fund’s quarterly cash distributions will reduce the amount of assets available for investment in the Fund. It is possible for a Fund to suffer substantial investment losses and simultaneously experience additional asset reductions as a result of its quarterly distributions to shareholders. Moreover, even if a Fund’s assets grow over time, it is possible that such growth will be insufficient to enable the Fund to maintain the amount of scheduled cash distributions without returning capital to shareholders. Therefore, such distributions may represent a return of capital. A return of capital is the portion of the distribution representing the return of your investment in a Fund. A return of capital is tax-free to the extent of a shareholder’s basis in a Fund’s shares and reduces the shareholder’s basis to that extent.”

Effective immediately, the following replaces the section titled “Dividends and Distributions” beginning on page 84 of the Class ACY Prospectus and page 79 of the Class I Prospectus:

“Each Fund will make distributions of dividends and capital gains, if any, at least annually, typically in December.  Additionally, each Fund currently intends to make quarterly distributions at a level percentage rate of such Fund’s net asset value as established by the Board of Trustees. This policy may be changed by the Board at any time. Each Fund may make an additional payment of dividends or distributions of capital gains if it deems it desirable at any other time of the year or in order to comply with applicable law.

Each Fund generally expects to distribute to shareholders substantially all of its income (for example, interest and dividends) as well as substantially all of its net long-term and short-term capital gains (for example, from the sale of its holdings or distributions from other funds its holds). In addition, pursuant to its quarterly distribution policy, each Fund may make distributions that are treated as a return of capital. There is no guarantee that a Fund will realize capital gains in any given year, nor that a Fund’s distribution rates will reflect in any period a Fund’s net investment income. Each Fund will provide disclosures with each quarterly distribution that estimate the percentages of the current and year-to-date distributions that represent net investment income, other income or capital gains, and return of capital (if any). At the end of the year, each Fund may be required under applicable law to recharacterize distributions for the year among ordinary income, capital gains, and return of capital (if any) for purposes of tax reporting to shareholders.

All distributions will be reinvested in Fund shares unless you choose one of the following options: (1) receive dividends in cash while reinvesting capital gain distributions in additional Fund shares; (2) reinvest dividends in additional Fund shares and receive capital gains in cash; or (3) receive all distributions in cash.  Distributions (other than any return of capital) are taxable to you, whether received in cash or reinvested in additional shares, and does not avoid or defer taxable income to you.

If you elect to receive distributions in cash and the U.S. Postal Service cannot deliver the check, or if a check remains outstanding for six months, each Fund reserves the right to reinvest the distribution check in your account, at the respective Fund’s current NAV per share, and to reinvest all subsequent distributions.  If you wish to change your distribution option, notify the Transfer Agent in writing or by telephone in advance of the payment date for the distribution.

Any dividend or capital gain distribution paid by a Fund has the effect of reducing the NAV per share on the ex-dividend date by the amount of the dividend or capital gain distribution.  You should note that a dividend or capital gain distribution paid on shares purchased shortly before that dividend or capital gain distribution was declared will be subject to income taxes even though the dividend or capital gain distribution represents, in substance, a partial return of capital to you.”

Effective immediately, the second paragraph in the section titled “Tax Consequences” beginning on page 87 of the Class ACY Prospectus and page 82 of the Class I Prospectus is replaced with the following:

“Each Fund typically makes distributions of dividends and capital gains.  Dividends are taxable to you as ordinary income or, as qualified dividend income, depending on the source of such income to the distributing Fund and the holding period of the Fund for its dividend-paying securities and of you for your Fund shares.  The rate you pay on capital gain distributions will depend on how long the Fund held the securities that generated the gains, not on how long you owned your Fund shares.  Dividends and capital gains distributions (other than any return of capital) from the Fund generally are subject to the 3.8% tax on net investment income for shareholders in the higher income tax brackets.  You will be taxed in the same manner whether you receive your dividends and capital gain distributions in cash or reinvest them in additional Fund shares. Return of capital distributions generally are not taxable to shareholders until their cost basis has been reduced to zero. If a shareholder’s cost basis is at zero, then return of capital distributions will be treated as capital gains. Qualified dividend income, the amount of which will be reported to you by the Fund, is currently taxed at a maximum federal rate of 20% and is dependent on the sources of income earned by each Fund.  Funds that invest primarily in REITs and investments that produce interest income generate little, if any, income that is eligible for the preferential federal tax rates applicable to qualified dividends.  Although distributions are generally taxable when received, certain distributions declared in October, November, or December to shareholders of record on a specified date in such a month but paid in January are taxable as if received the prior December. A Fund may make taxable distributions even during periods in which the Fund’s share price has declined.”

Please contact the Fund at 1-855-244-4859 if you have any questions.

Please retain this Supplement with your Prospectus for reference.